Derivatives	12 Months Ended
Dec. 31, 2011
Derivative [Abstract]
Derivatives

We use derivatives to manage exposure to market risk, interest rate risk, credit risk and foreign currency risk, to generate profits from proprietary trading and to assist customers with their risk management objectives. Derivative transactions are measured in terms of the notional amount, but this amount is not recorded on the balance sheet and is not, when viewed in isolation, a meaningful measure of the risk profile of the instruments. The notional amount is generally not exchanged, but is used only as the basis on which interest and other payments are determined.

       Our asset/liability management approach to interest rate, foreign currency and certain other risks includes the use of derivatives. Such derivatives are typically designated as fair value or cash flow hedges, or economic hedge derivatives for those that do not qualify for hedge accounting. This helps minimize significant, unplanned fluctuations in earnings, fair values of assets and liabilities, and cash flows caused by interest rate, foreign currency and other market value volatility. This approach involves modifying the repricing characteristics of certain assets and liabilities so that changes in interest rates, foreign currency and other exposures do not have a significantly adverse effect on the net interest margin, cash flows and earnings. As a result of fluctuations in these exposures, hedged assets and liabilities will gain or lose market value. In a fair value or economic hedge, the effect of this unrealized gain or loss will generally be offset by the gain or loss on the derivatives linked to the hedged assets and liabilities. In a cash flow hedge, where we manage the variability of cash payments due to interest rate fluctuations by the effective use of derivatives linked to hedged assets and liabilities, the unrealized gain or loss on the derivatives or the hedged asset or liability is generally not reflected in earnings.

We also offer various derivatives, including interest rate, commodity, equity, credit and foreign exchange contracts, to our customers but usually offset our exposure from such contracts by purchasing other financial contracts. The customer accommodations and any offsetting financial contracts are treated as free-standing derivatives. Free-standing derivatives also include derivatives we enter into for risk management that do not otherwise qualify for hedge accounting, including economic hedge derivatives. To a lesser extent, we take positions based on market expectations or to benefit from price differentials between financial instruments and markets. Additionally, free-standing derivatives include embedded derivatives that are required to be accounted for separately from their host contracts.

       The following table presents the total notional or contractual amounts and fair values for derivatives designated as qualifying hedge contracts, which are used as asset/liability management hedges, and free-standing derivatives (economic hedges) not designated as hedging instruments that are recorded on the balance sheet in other assets or other liabilities. Customer accommodation, trading and other free-standing derivatives are recorded on the balance sheet at fair value in trading assets or other liabilities.

	December 31, 2011			December 31, 2010
	Notional or	Fair value		Notional or	Fair value
	contractual	Asset	Liability	contractual	Asset	Liability
(in millions)	amount	derivatives	derivatives	amount	derivatives	derivatives
Derivatives designated as hedging instruments
Interest rate contracts (1)	$87,537	8,423	2,769	110,314	7,126	1,614
Foreign exchange contracts	22,269	1,523	572	25,904	1,527	727
Total derivatives designated as
qualifying hedging instruments		9,946	3,341		8,653	2,341
Derivatives not designated as hedging instruments
Free-standing derivatives (economic hedges):
Interest rate contracts (2)	377,497	2,318	2,011	408,563	2,898	2,625
Equity contracts	-	-	-	176	-	46
Foreign exchange contracts	5,833	250	3	5,528	23	53
Credit contracts - protection purchased	125	3	-	396	80	-
Other derivatives	2,367	-	117	2,538	-	35
Subtotal		2,571	2,131		3,001	2,759
Customer accommodation, trading and other
free-standing derivatives:
Interest rate contracts	2,425,144	81,336	83,834	2,809,387	58,225	59,329
Commodity contracts	77,985	4,351	4,234	83,114	4,133	3,918
Equity contracts	68,778	3,768	3,661	73,278	3,272	3,450
Foreign exchange contracts	140,704	3,151	2,803	110,889	2,800	2,682
Credit contracts - protection sold	38,403	319	5,178	47,699	605	5,826
Credit contracts - protection purchased	36,156	3,254	276	44,776	4,661	588
Other derivatives	-	-	-	190	8	-
Subtotal		96,179	99,986		73,704	75,793
Total derivatives not designated as hedging instruments		98,750	102,117		76,705	78,552
Total derivatives before netting		108,696	105,458		85,358	80,893
Netting (3)		(81,143)	(89,990)		(63,469)	(70,009)
Total		$27,553	15,468		21,889	10,884

  Notional amounts presented exclude $15.5 billion at December 31, 2011, and $20.9 billion at December 31, 2010, of basis swaps that are combined with receive fixed-rate/pay floating-rate swaps and designated as one hedging instrument.
  Includes free-standing derivatives (economic hedges) used to hedge the risk of changes in the fair value of residential MSRs, MHFS, and other interests held.
  Represents netting of derivative asset and liability balances, and related cash collateral, with the same counterparty subject to master netting arrangements. The amount of cash collateral netted against derivative assets and liabilities was $6.6 billion and $15.4 billion, respectively, at December 31, 2011, and $5.5 billion and $12.1 billion, respectively, at December 31, 2010.

Fair Value Hedges

We use interest rate swaps to convert certain of our fixed-rate long-term debt and CDs to floating rates to hedge our exposure to interest rate risk. We also enter into cross-currency swaps, cross-currency interest rate swaps and forward contracts to hedge our exposure to foreign currency risk and interest rate risk associated with the issuance of non-U.S. dollar denominated long-term debt. In addition, we use interest rate swaps and forward contracts to hedge against changes in fair value of certain investments in available-for-sale debt securities due to changes in interest rates, foreign currency rates, or both. We also use interest rate swaps to hedge against changes in fair value for certain mortgages held for sale. The entire derivative gain or loss is included in the assessment of hedge effectiveness for all fair value hedge relationships, except for those involving foreign-currency denominated securities available for sale and long-term debt hedged with foreign currency forward derivatives for which the component of the derivative gain or loss related to the changes in the difference between the spot and forward price is excluded from the assessment of hedge effectiveness.

       We use statistical regression analysis to assess hedge effectiveness, both at inception of the hedging relationship and on an ongoing basis. The regression analysis involves regressing the periodic change in fair value of the hedging instrument against the periodic changes in fair value of the asset or liability being hedged due to changes in the hedged risk(s). The assessment includes an evaluation of the quantitative measures of the regression results used to validate the conclusion of high effectiveness.

       The following table shows the net gains (losses) recognized in the income statement related to derivatives in fair value hedging relationships.

	Interest rate			Foreign exchange		Total net
	contracts hedging:			contracts hedging:		gains
						(losses)
	Securities	Mortgages		Securities		on fair
	available	held for	Long-term	available	Long-term	value
(in millions)	for sale	sale	debt	for sale	debt	hedges

Year ended December 31, 2011
Gains (losses) recorded in net interest income	$(451)	-	1,659	(11)	376	1,573

Gains (losses) recorded in noninterest income
Recognized on derivatives	(1,298)	(21)	2,796	168	512	2,157
Recognized on hedged item	1,232	17	(2,616)	(186)	(445)	(1,998)
Recognized on fair value hedges (ineffective portion) (1)	$(66)	(4)	180	(18)	67	159

Year ended December 31, 2010
Gains (losses) recorded in net interest income	$(390)	-	1,755	(4)	374	1,735

Gains (losses) recorded in noninterest income
Recognized on derivatives	(432)	-	1,565	269	(1,030)	372
Recognized on hedged item	469	-	(1,469)	(270)	1,007	(263)
Recognized on fair value hedges (ineffective portion) (1)	$37	-	96	(1)	(23)	109

  Included $53 million and $3 million, respectively, for year ended December 31, 2011 and 2010, of gains (losses) on forward derivatives hedging foreign currency securities available for sale and long-term debt, representing the portion of derivatives gains (losses) excluded from the assessment of hedge effectiveness (time value).

Cash Flow Hedges

We hedge floating-rate debt against future interest rate increases by using interest rate swaps, caps, floors and futures to limit variability of cash flows due to changes in the benchmark interest rate. We also use interest rate swaps and floors to hedge the variability in interest payments received on certain floating-rate commercial loans, due to changes in the benchmark interest rate. Gains and losses on derivatives that are reclassified from OCI to interest income and interest expense in the current period are included in the line item in which the hedged item's effect on earnings is recorded. All parts of gain or loss on these derivatives are included in the assessment of hedge effectiveness. We assess hedge effectiveness using regression analysis, both at inception of the hedging relationship and on an ongoing basis. The regression analysis involves regressing the periodic changes in cash flows of the hedging instrument against the periodic changes in cash flows of the forecasted transaction being hedged due to changes in the hedged risk(s). The assessment includes an evaluation of the quantitative measures of the regression results used to validate the conclusion of high effectiveness.

       Based upon current interest rates, we estimate that $440 million (pre-tax) of deferred net gains on derivatives in OCI at December 31, 2011, will be reclassified into interest income and interest expense during the next twelve months. Future changes to interest rates may significantly change actual amounts reclassified to earnings. We are hedging our exposure to the variability of future cash flows for all forecasted transactions for a maximum of 6 years for both hedges of floating-rate debt and floating-rate commercial loans.

       The following table shows the net gains (losses) recognized related to derivatives in cash flow hedging relationships.

	Year ended
	December 31,
(in millions)	2011	2010
Gains (after tax) recognized in OCI on derivatives	$105	468
Gains (pre tax) reclassified from cumulative OCI into net interest income	571	613
Gains (losses) (pre tax) recognized in noninterest income on derivatives (1)	(5)	6

  None of the change in value of the derivatives was excluded from the assessment of hedge effectiveness.

Free-Standing Derivatives

We use free-standing derivatives (economic hedges), in addition to debt securities available for sale, to hedge the risk of changes in the fair value of residential MSRs measured at fair value, certain residential MHFS, derivative loan commitments and other interests held. The resulting gain or loss on these economic hedges is reflected in other income.

       The derivatives used to hedge these MSRs measured at fair value, which include swaps, swaptions, constant maturity mortgages, forwards, Eurodollar and Treasury futures and options contracts, resulted in net derivative gains of $5.2 billion in 2011 and net derivative gains of $4.5 billion in of 2010, which are included in mortgage banking noninterest income. The aggregate fair value of these derivatives was a net asset of $1.4 billion at December 31, 2011, and a net liability of $943 million at December 31, 2010. Changes in fair value of debt securities available for sale (unrealized gains and losses) are not included in servicing income, but are reported in cumulative OCI (net of tax) or, upon sale, are reported in net gains (losses) on debt securities available for sale.

       Interest rate lock commitments for residential mortgage loans that we intend to sell are considered free-standing derivatives. Our interest rate exposure on these derivative loan commitments, as well as substantially all residential MHFS, is hedged with free-standing derivatives (economic hedges) such as swaps, forwards and options, Eurodollar futures and options, and Treasury futures, forwards and options contracts. The commitments, free-standing derivatives and residential MHFS are carried at fair value with changes in fair value included in mortgage banking noninterest income. For the fair value measurement of interest rate lock commitments we include, at inception and during the life of the loan commitment, the expected net future cash flows related to the associated servicing of the loan. Fair value changes subsequent to inception are based on changes in fair value of the underlying loan resulting from the exercise of the commitment and changes in the probability that the loan will not fund within the terms of the commitment (referred to as a fall-out factor). The value of the underlying loan is affected primarily by changes in interest rates and the passage of time. However, changes in investor demand can also cause changes in the value of the underlying loan value that cannot be hedged. The aggregate fair value of derivative loan commitments in the balance sheet was a net asset of $478 million at December 31, 2011, and a net liability of $271 million at December 31, 2010, and is included in the caption “Interest rate contracts” under “Customer accommodation, trading and other free-standing derivatives” in the first table in this Note.

       We also enter into various derivatives primarily to provide derivative products to customers. To a lesser extent, we take positions based on market expectations or to benefit from price differentials between financial instruments and markets. These derivatives are not linked to specific assets and liabilities in the balance sheet or to forecasted transactions in an accounting hedge relationship and, therefore, do not qualify for hedge accounting. We also enter into free-standing derivatives for risk management that do not otherwise qualify for hedge accounting. They are carried at fair value with changes in fair value recorded as other noninterest income.

       Free-standing derivatives also include embedded derivatives that are required to be accounted for separately from their host contract. We periodically issue hybrid long-term notes and CDs where the performance of the hybrid instrument notes is linked to an equity, commodity or currency index, or basket of such indices. These notes contain explicit terms that affect some or all of the cash flows or the value of the note in a manner similar to a derivative instrument and therefore are considered to contain an “embedded” derivative instrument. The indices on which the performance of the hybrid instrument is calculated are not clearly and closely related to the host debt instrument. The “embedded” derivative is separated from the host contract and accounted for as a free-standing derivative. Additionally, we may invest in hybrid instruments that contain embedded derivatives, such as credit derivatives, that are not clearly and closely related to the host contract. In such instances, we either elect fair value option for the hybrid instrument or separate the embedded derivative from the host contract and account for the host contract and derivative separately.

       The following table shows the net gains recognized in the income statement related to derivatives not designated as hedging instruments.

	Year ended
	December 31,
(in millions)	2011	2010
Net gains (losses) recognized on free-standing derivatives (economic hedges):
Interest rate contracts
Recognized in noninterest income:
Mortgage banking (1)	$246	1,611
Other (2)	(157)	(22)
Foreign exchange contracts (2)	70	103
Equity contracts (2)	(5)	-
Credit contracts (2)	(18)	(174)
Subtotal	136	1,518
Net gains (losses) recognized on customer accommodation, trading and other free-standing derivatives:
Interest rate contracts
Recognized in noninterest income:
Mortgage banking (3)	3,594	3,305
Other (4)	298	224
Commodity contracts (4)	124	65
Equity contracts (4)	769	441
Foreign exchange contracts (4)	698	565
Credit contracts (4)	(200)	(710)
Other (4)	(5)	10
Subtotal	5,278	3,900
Net gains recognized related to derivatives not designated as hedging instruments	$5,414	5,418

  Predominantly mortgage banking noninterest income including gains (losses) on the derivatives used as economic hedges of MSRs measured at fair value, interest rate lock commitments and mortgages held for sale.
  Predominantly included in other noninterest income.
  Predominantly mortgage banking noninterest income including gains (losses) on interest rate lock commitments.
  Predominantly included in net gains from trading activities in noninterest income.

Credit Derivatives

We use credit derivatives primarily to assist customers with their risk management objectives. We may also use credit derivatives in structured product transactions or liquidity agreements written to special purpose vehicles. The maximum exposure of sold credit derivatives is managed through posted collateral, purchased credit derivatives and similar products in order to achieve our desired credit risk profile. This credit risk management provides an ability to recover a significant portion of any amounts that would be paid under the sold credit derivatives. We would be required to perform under the noted credit derivatives in the event of default by the referenced obligors. Events of default include events such as bankruptcy, capital restructuring or lack of principal and/or interest payment. In certain cases, other triggers may exist, such as the credit downgrade of the referenced obligors or the inability of the special purpose vehicle for which we have provided liquidity to obtain funding.

The following table provides details of sold and purchased credit derivatives.

		Notional amount
			Protection	Protection
			sold -	purchased	Net
			non-	with	protection	Other
	Fair value	Protection	investment	identical	sold	protection	Range of
(in millions)	liability	sold (A)	grade	underlyings (B)	(A) - (B)	purchased	maturities
December 31, 2011
Credit default swaps on:
Corporate bonds	$1,002	24,634	14,043	13,329	11,305	9,404	2012-2021
Structured products	3,308	4,691	4,300	2,194	2,497	1,335	2016-2056
Credit protection on:
Default swap index	68	3,006	843	2,341	665	912	2012-2017
Commercial mortgage-
backed securities index	713	1,357	458	19	1,338	1,403	2049-2052
Asset-backed securities index	76	83	83	8	75	116	2037-2046
Loan deliverable credit default swaps	2	460	453	355	105	251	2012-2016
Other	9	4,172	3,637	126	4,046	4,422	2012-2056
Total credit derivatives	$5,178	38,403	23,817	18,372	20,031	17,843

December 31, 2010
Credit default swaps on:
Corporate bonds	$810	30,445	16,360	17,978	12,467	9,440	2011-2020
Structured products	4,145	5,825	5,246	4,948	877	2,482	2016-2056
Credit protection on:
Default swap index	12	2,700	909	2,167	533	1,106	2011-2017
Commercial mortgage-backed securities index	717	1,977	612	924	1,053	779	2049-2052
Asset-backed securities index	128	144	144	46	98	142	2037-2046
Loan deliverable credit default swaps	2	481	456	391	90	261	2011-2014
Other	12	6,127	5,348	41	6,086	2,745	2011-2056
Total credit derivatives	$5,826	47,699	29,075	26,495	21,204	16,955

       Protection sold represents the estimated maximum exposure to loss that would be incurred under an assumed hypothetical circumstance, where the value of our interests and any associated collateral declines to zero, without any consideration of recovery or offset from any economic hedges. We believe this hypothetical circumstance to be an extremely remote possibility and accordingly, this required disclosure is not an indication of expected loss. The amounts under non-investment grade represent the notional amounts of those credit derivatives on which we have a higher risk of being required to perform under the terms of the credit derivative and are a function of the underlying assets.

We consider the risk of performance to be high if the underlying assets under the credit derivative have an external rating that is below investment grade or an internal credit default grade that is equivalent thereto. We believe the net protection sold, which is representative of the net notional amount of protection sold and purchased with identical underlyings, in combination with other protection purchased, is more representative of our exposure to loss than either non-investment grade or protection sold. Other protection purchased represents additional protection, which may offset the exposure to loss for protection sold, that was not purchased with an identical underlying of the protection sold.

Credit-Risk Contingent Features

Certain of our derivative contracts contain provisions whereby if the credit rating of our debt, based on certain major credit rating agencies indicated in the relevant contracts, were to fall below investment grade, the counterparty could demand additional collateral or require termination or replacement of derivative instruments in a net liability position. The aggregate fair value of all derivative instruments with such credit-risk-related contingent features that are in a net liability position was $17.1 billion and $12.6 billion at December 31, 2011 and 2010, respectively, for which we had posted $15.0 billion and $12.0 billion, respectively, in collateral in the normal course of business. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2011 or 2010, we would have been required to post additional collateral of $2.1 billion, or $1.0 billion, respectively, or potentially settle the contract in an amount equal to its fair value.

Counterparty Credit Risk

By using derivatives, we are exposed to counterparty credit risk if counterparties to the derivative contracts do not perform as expected. If a counterparty fails to perform, our counterparty credit risk is equal to the amount reported as a derivative asset on our balance sheet. The amounts reported as a derivative asset are derivative contracts in a gain position, and to the extent subject to master netting arrangements, net of derivatives in a loss position with the same counterparty and cash collateral received. We minimize counterparty credit risk through credit approvals, limits, monitoring procedures, executing master netting arrangements and obtaining collateral, where appropriate. To the extent the master netting arrangements and other criteria meet the applicable requirements, derivatives balances and related cash collateral amounts are shown net in the balance sheet. Counterparty credit risk related to derivatives is considered in determining fair value and our assessment of hedge effectiveness.